EXECUTION COPY

AMENDMENT NO. 1 TO CREDIT AGREEMENT
AND JOINDER AGREEMENT

This Amendment No. 1 to Credit Agreement and Joinder Agreement (this “Amendment”) dated as of December 8, 2006, is made by and among CARMAX AUTO SUPERSTORES, INC., a Virginia corporation (the “Revolving Borrower”), the Subsidiaries of the Company (other than the Revolving Borrower) listed as “Borrowers” on the signature pages hereto (each a “Designated Borrower” and, together with the Revolving Borrower, the “Borrowers” and, each a “Borrower”), CARMAX, INC., a Virginia corporation (the “Company”), the Subsidiaries of the Company listed as “Subsidiary Guarantors” on the signature pages hereto (each a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement described below) (in such capacity, the “Administrative Agent”), each of the existing Lenders under such Credit Agreement (collectively, the “Existing Lenders”), and each of the Persons becoming Lenders by the execution of this Amendment (the “Joining Lenders”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Company, the Administrative Agent, Bank of America, as Swing Line Lender, New Vehicle Swing Line Lender and L/C Issuer, and the Existing Lenders have entered into that certain Credit Agreement dated as of August 24, 2005 (the “Credit Agreement”; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Existing Lenders have made available to the Borrowers a revolving credit facility with letter of credit and swing line subfacilities; and

WHEREAS, the Subsidiary Guarantors and the Administrative Agent have entered into that certain Subsidiary Guaranty Agreement dated as of August 24, 2005 pursuant to which the Subsidiary Guarantors have guaranteed the payment and performance of the obligations of the Borrowers under the Credit Agreement and the other Loan Documents; and

WHEREAS, the Company and the Administrative Agent have entered into that certain Company Guaranty Agreement dated as of August 24, 2005 pursuant to which the Company has guaranteed the payment and performance of the obligations of the Borrowers under the Credit Agreement and the other Loan Documents; and

WHEREAS, the Company and the Borrowers have advised the Administrative Agent and the Existing Lenders that they desire to amend certain provisions of the Credit Agreement to, among other things, (i) amend the definition of the Applicable Rate, (ii) extend the Maturity Date, (iii) increase the Aggregate Commitments from $450,000,000 to $500,000,000 (such increase to be allocated among the Joining Lenders and certain of the Existing Lenders), (iv) add an option to further increase the Aggregate Commitments in an amount up to $100,000,000, and

(v) increase the Swing Line Sublimit from $25,000,000 to $35,000,000, in each case as more particularly set forth below, and the Administrative Agent, the Existing Lenders and the Joining Lenders are willing to effect such amendments on the terms and conditions contained in this Amendment;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Credit Agreement.  Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a)	The existing definition of “Applicable Rate” in Section 1.01 is deleted in its entirety and the following is inserted in lieu thereof:

“Applicable Rate” means a per annum rate equal to:

(a)            with respect to Base Rate Loans, 0.00%;

(b)            with respect to Eurodollar Rate Loans, 0.875%;

(c)            with respect to Letter of Credit Fees, 0.875%; and

(d)           with respect to the Commitment Fee, 0.15%.

(b)	The existing definition of “Swing Line Sublimit” in Section 1.01 is deleted in its entirety and the following is inserted in lieu thereof:

“Swing Line Sublimit” means an amount equal to the lesser of (a) $35,000,000 and (b) the Aggregate Commitments.  The Swing Line Sublimit is part of, and not in addition to, the Aggregate Commitments.

(c)	The existing definition of “Maturity Date” in Section 1.01 is deleted in its entirety and the following is inserted in lieu thereof:

“Maturity Date” means December 8, 2011.

(d)	The existing definitions of “Consolidated Current Assets”, “Consolidated Current Liabilities” and “Consolidated Current Ratio” in Section 1.01 are deleted in their entirety.

(e)	The existing definition of “Consolidated EBITDA” in Section 1.01 is deleted in its entirety and the following is inserted in lieu thereof :

“Consolidated EBITDA” means, for any period, for the Company and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period, (ii) the provision for Federal, state, local and foreign income taxes payable by the Company and its Subsidiaries for such period, (iii) depreciation and amortization expense, (iv) share-based compensation expense reducing such Consolidated Net Income which does not represent a cash item in such period or any future period, and (v) other non-recurring expenses of the Company and its Subsidiaries reducing such Consolidated Net Income which do not represent a cash item in such period or any future period and minus (b) the following to the extent included in calculating such Consolidated Net Income: (i) Federal, state, local and foreign income tax credits of the Company and its Subsidiaries for such period and (ii) all non-cash items increasing such Consolidated Net Income.

(f)	The existing definition of “Consolidated Fixed Charges” in Section 1.01 is deleted in its entirety and the following is inserted in lieu thereof:

“Consolidated Fixed Charges” means, for any period (the “Calculation Period”), the sum of (a) Consolidated Interest Charges for such period plus (b) Consolidated Rental Obligations for such period, plus (c) Federal, state, local and foreign income taxes paid in cash by the Company and its Subsidiaries on a consolidated basis for such period, plus (d) Consolidated Scheduled Principal Payments (excluding any scheduled payments of principal that were (i) paid during the Calculation Period with the proceeds of replacement Indebtedness or (ii) deferred to a later period by an appropriate written amendment, but including payments of principal that were deferred to such Calculation Period from a prior period) of the Company and its Subsidiaries on a consolidated basis for such period.  For purposes of clarity (and without limiting the generality of clause (b) of the definition of “Subsidiary”), the parties acknowledge that any reference to Subsidiary in this definition of Consolidated Fixed Charges shall exclude those Subsidiaries which would not otherwise qualify as a Subsidiary under clause (b) of the definition of “Subsidiary.”

(g)	Section 1.01 is amended by adding the following definition:

“Increase Effective Date” has the meaning specified in Section 2.16(d).

(h)	The Consolidated Current Ratio covenant set forth in Section 7.09(a) is deleted in its entirety and the following is inserted in lieu thereof: [RESERVED].

(i)	The Consolidated Tangible Net Worth covenant set forth in Section 7.09(d) is deleted in its entirety and the following is inserted in lieu thereof: [RESERVED].

(j)	The following new Section 2.16 is hereby inserted and added to the Credit Agreement immediately following Section 2.15:

2.16           Increase in Commitments.

(a)           Request for Increase.  Provided there exists no Default and there has been no prior reduction of the Aggregate Commitments, upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Company may, from time to time, request an increase in the Aggregate Commitments by an amount (for all such requests) not exceeding $100,000,000; provided that (i) any such request for an increase shall be in a minimum amount of $25,000,000, (ii) no such increase shall result in any increase in the Letter of Credit Sublimit, Swing Line Sublimit or the New Vehicle Swing Line Sublimit, and (iii) the Company may make a maximum of three such requests.  At the time of sending such notice, the Company (in consultation with the Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Lenders).

(b)           Lender Elections to Increase.  Each Lender shall notify the Administrative Agent within such time period whether or not it agrees to increase its Commitment and, if so, whether by an amount equal to, greater than, or less than its Applicable Percentage of such requested increase.  Any Lender not responding within such time period shall be deemed to have declined to increase its Commitment.  No Lender shall be obligated to increase its Commitment upon the Company’s request pursuant to this Section 2.16.

(c)           Notification by Administrative Agent; Additional Lenders.  The Administrative Agent shall notify the Company and each Lender of the Lenders’ responses to each request made hereunder.  To the extent (i) one or more Lenders have declined to increase their respective Commitments or have agreed to increase their respective Commitments by an amount less than their respective Applicable Percentages of a requested increase and (ii) one or more Lenders have agreed to increase their respective Commitments by an amount greater than their respective Applicable Percentages of such requested increase, the Company shall, in its sole discretion, allocate the Commitments that would otherwise have been allocated to the Lenders described in clause (i) above to one or more of the Lenders described in clause (ii) above.  To the extent the Lenders have not agreed to increase their respective Commitments in an amount sufficient to provide the full amount of a requested increase, subject to the approval of the Administrative Agent and the L/C Issuer (which approvals shall not be unreasonably withheld), the Company may also invite additional Eligible Assignees to become Lenders in order to provide, together with the existing Lenders increasing their Commitments, the aggregate requested additional Commitments.  In order to become a Lender, each such additional Eligible Assignee shall execute and deliver to the Administrative Agent a joinder agreement in form and substance satisfactory to the Administrative Agent and its counsel.

(d)           Effective Date and Allocations.  If the Aggregate Commitments are increased in accordance with this Section, the Administrative Agent and the Company shall determine the effective date (the “Increase Effective Date”) and the final allocation of such increase.  The Administrative Agent shall promptly notify the Company and the Lenders of the final allocation of such increase and the Increase Effective Date.

(e)           Conditions to Effectiveness of Increase.  As a condition precedent to such increase, the Company shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Increase Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (ii) in the case of the Company and the Borrowers, certifying that, before and after giving effect to such increase, (A) the representations and warranties of the Company and the Borrowers contained in Article V and the representations and warranties of each Loan Party contained in each other Loan Document are true and correct on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 2.16, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01, and (B) no Default exists.  On each Increase Effective Date, (i) each relevant Lender that is increasing its Commitment shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine, for the benefit of the other relevant Lenders, as being required in order to cause, after giving effect to such increase and the application of such amounts to make payments to such other relevant Lenders, the outstanding Committed Loans (and risk participations in outstanding Swing Line Loans, New Vehicle Swing Line Loans and L/C Obligations) to be held ratably by all Lenders in accordance with their respective revised Applicable Percentages, and (ii) the Revolving Borrower shall be deemed to have prepaid and reborrowed the outstanding Committed Loans as of such Increase Effective Date to the extent necessary to keep the outstanding Committed Loans ratable with any revised Applicable Percentages arising from any nonratable increase in the Commitments under this Section.

(f)           Conflicting Provisions.  This Section shall supersede any provisions in Sections 2.14 or 10.01 to the contrary.

(k)	The existing definition of “Eligible Vehicle Inventory” in Section 1.01 is deleted in its entirety and the following is inserted in lieu thereof:

“Eligible Vehicle Inventory” means Vehicles of any Grantor that (a) in the case of all such Vehicles, are subject to a perfected, first priority Lien in favor of the Administrative Agent for the benefit of the Secured Parties pursuant to the Security Instruments, free from any Lien other than (i) any Lien permitted under

Section 7.01(j) or 7.01(n) (provided, in each case, that the applicable Grantor has remitted all payments necessary for the obligation secured by such Lien to be irrevocably paid in full, including, without limitation, through the authorization of a bank draft or electronic debit entry in the amount of such secured obligation) (it being understood that, until such payment is made, any Lien described in this clause (i) may be a first priority Lien) or (ii) any other Lien to which the Administrative Agent consents in writing in its sole discretion, (b) in the case of Used Vehicles, are properly titled in such Grantor’s name or the certificates of title for such Vehicles are endorsed in blank by the prior owners and such Grantor physically holds such certificates of title (or such Grantor has, in accordance with its standard policies and procedures, initiated the process by which the requirements of this clause (b) will be satisfied) and (c) in the case of all such Vehicles, are located at such Grantor’s facilities (except as set forth in Section 6.14).

(l)	The existing definition of “Vehicle” in Section 1.01 is deleted in its entirety and the following is inserted in lieu thereof:

“Vehicle” means an automobile or truck with a gross vehicle weight of less than 16,000 pounds which satisfies the following requirements:  (a) the vehicle is owned by a Grantor free of any title defects or any liens or interests of others except the security interest in favor of the Administrative Agent for the benefit of the Secured Parties, Liens on vehicles permitted under Section 7.01(j) or 7.01(n) and other Liens to which the Administrative Agent consents in writing in its sole discretion; (b) except as set forth in Section 6.14, the vehicle is located at one of the locations identified in Schedule 6.14; and (c) the vehicle is held for sale in the ordinary course of a Grantor’s business and is of good and merchantable quality.

(m)	Clause (j) of Section 7.01 is deleted in its entirety and the following is inserted in lieu thereof:

(j)            Liens securing Indebtedness in respect of capital leases, Synthetic Lease Obligations and purchase money obligations for fixed or capital assets or for Vehicles acquired at auction; provided that (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness, and (ii) the Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, of the property being acquired on the date of acquisition;

(n)	Clause (n) of Section 7.01 is deleted in its entirety and the following is inserted in lieu thereof:

(n)           Liens on Vehicles purchased directly from consumers or on specific property acquired pursuant to an Acquisition permitted by Section 7.10, provided that (i) such Liens were in existence at the time of such purchase or Acquisition, (ii) no such Lien extends to any property other than the property purchased or acquired, and (iii) no Lien on property acquired pursuant to a permitted Acquisition attaches to any Collateral, and provided further that the aggregate fair market value of all properties acquired pursuant to permitted Acquisitions and subject to Liens permitted by this clause (n) does not exceed $15,000,000 at any time;

(o)	The existing Schedule 2.01 is deleted it in its entirety and Schedule 2.01 attached hereto is inserted in lieu thereof;

(p)	The form of Borrowing Base Certificate attached as Exhibit F to the Credit Agreement is hereby deleted and the attached Exhibit F inserted in place thereof and in substitution therefor; and

(q)	The form of Borrowing Base Schedule attached as Exhibit G to the Credit Agreement is hereby deleted and the attached Exhibit G inserted in place thereof and in substitution therefor.

(r)	The form of Schedule 2 to Exhibit E attached to the Credit Agreement is hereby deleted and the attached Schedule 2 inserted in place thereof and in substitution therefor.

2. Joinder of the Joining Lenders; Funding of Loans with Incremental Commitments.

(a) By its execution of this Amendment, each Joining Lender hereby confirms and agrees that, on and after the date this Amendment becomes effective (the “Amendment Effective Date”), it shall be and become a party to the Credit Agreement as a Lender, and shall have all of the rights and be obligated to perform all of the obligations of a Lender thereunder with the Commitment applicable to such Lender identified on Schedule 2.01 attached hereto.  Each Joining Lender further (i) acknowledges that it has received a copy of the Credit Agreement and the schedules and exhibits thereto and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Amendment; and (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the L/C Issuer, any other Lender or, other than reliance on the representations and warranties set forth herein, in the other Loan Documents and the deliveries hereunder and thereunder, the Company, Borrowers or the Subsidiary Guarantors, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement and the other Loan Documents.  On and after the Amendment Effective Date, all references to the “Lenders” in the Credit Agreement shall be deemed to include the Joining Lenders.

(b) On the Amendment Effective Date, (i) each Existing Lender that is increasing its Commitment and each Joining Lender shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine, for the benefit of the other relevant Lenders, as being required in order to cause, after giving effect to such increase and joinder and the application of such amounts to make payments to such other relevant Existing Lenders, the outstanding Committed Loans (and risk participations in outstanding Swing Line Loans, New Vehicle Swing Line Loans and L/C Obligations) to be held ratably by all Lenders in accordance with their respective Applicable Percentages (as revised by this Amendment), and (ii) the Revolving Borrower shall be deemed to have prepaid and reborrowed the outstanding Committed Loans as of the Amendment Effective Date to the extent necessary to keep the outstanding Committed Loans ratable with any revised Applicable Percentages arising from any nonratable increase in the Commitments under this Amendment and the joinder of the Joining Lenders.

3. Effectiveness; Conditions Precedent.  The effectiveness of this Amendment and the amendments to the Credit Agreement herein provided are subject to the satisfaction of the following conditions precedent:

(a) the Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:

(i) counterparts of this Amendment, duly executed by the Company, the Administrative Agent, the Borrowers, the Subsidiary Guarantors, each of the Existing Lenders and each of the Joining Lenders (which Existing Lenders and Joining Lenders are listed on Schedule 2.01 attached hereto);

(ii) evidence of the existence, good standing, authority and capacity of the Company and the Borrowers to execute, deliver and perform its obligations under the Credit Agreement as amended hereby, including, (x) a true and complete copy of resolutions for each of the Borrowers and the Company approving the amendments contemplated hereby, and (y) a certification that the certificate of incorporation, articles of organization, by-laws or operating agreement, as applicable, of each of the Borrowers and the Company have not been amended or otherwise modified since the effective date of the Credit Agreement or, in the alternative, attaching true and complete copies of all amendments and modifications thereto; and

(iii) such other documents, instruments, opinions, certifications, undertakings, further assurances and other matters as the Administrative Agent, the L/C Issuer or any Lender shall reasonably request;

(b) the Company shall have paid the fees in the amounts and at the times specified in the letter agreement, dated as of November 9, 2006, among the Company, the Administrative Agent and BAS (the “Amendment Fee Letter”); and

(c) unless waived by the Administrative Agent, all fees and expenses payable to the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent to the extent invoiced prior to the date hereof) estimated to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

4. Consent of the Subsidiary Guarantors.  Each of the Subsidiary Guarantors hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Subsidiary Guaranty Agreement (including without limitation the continuation of such Subsidiary Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of the Subsidiary Guaranty Agreement against such Subsidiary Guarantor in accordance with its terms.

5. Consent of the Company Guarantor.  The Company hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Company Guaranty Agreement (including without limitation the continuation of the Company’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of the Company Guaranty Agreement against the Company in accordance with its terms.

6. Representations and Warranties.  In order to induce the Administrative Agent, the Existing Lenders and the Joining Lenders to enter into this Amendment, each of the Company and the Borrowers represent and warrant to the Administrative Agent, the Existing Lenders and the Joining Lenders as follows:

(a) Before and after giving effect to this Amendment, (A) the representations and warranties of the Company and the Borrowers contained in Article V and the representations and warranties of each Loan Party contained in each other Loan Document are true and correct on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, and (B) no Default exists;

(b) Since the date of the most recent financial reports of the Company and its Subsidiaries delivered pursuant to Section 6.01(a) of the Credit Agreement, there has been no event or circumstance, either individually or in the aggregate, that has had or would reasonably be expected to have a Material Adverse Effect;

(c) The Subsidiary Guarantors are the only Persons that are required to be a party to the Subsidiary Guaranty Agreement pursuant to the terms of the Credit Agreement; and

(d) This Amendment has been duly authorized, executed and delivered by the Company, each of the Borrowers and each of the Subsidiary Guarantors and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally.

7. Entire Agreement.  This Amendment, together with the Amendment Fee Letter and the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter.  No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty.  Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to any other party in relation to the subject matter hereof or thereof.  None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

8. Full Force and Effect of Agreement.  Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

9. Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as a manually executed counterpart of this Amendment.

10. Governing Law.  This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Sections 10.14 and 10.15 of the Credit Agreement.

11. Enforceability.  Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

12. References.  All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby, and as otherwise amended, modified, supplemented or restated from time to time by any other instrument in accordance with the terms thereof.

13. Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the Company, the Administrative Agent, the Borrowers, the Subsidiary Guarantors, the Lenders and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

COMPANY:

CARMAX, INC.

By:/s/ Keith D. Browning
Name: Keith D. Browning
Title: Executive Vice President

BORROWERS:

CARMAX AUTO SUPERSTORES, INC.

By:/s/ Keith D. Browning
Name: Keith D. Browning
Title: Executive Vice President

CARMAX OF LAUREL, LLC

By:/s/ Keith D. Browning
Name: Keith D. Browning
Title: President

CARMAX AUTO MALL, LLC

By:/s/ Keith D. Browning
Name: Keith D. Browning
Title: President

CARMAX AUTO SUPERSTORES CALIFORNIA, LLC

By:/s/ Keith D. Browning
Name: Keith D. Browning
Title: Executive Vice President

Signature Page to Amendment No. 1
to Credit Agreement and Joinder Agreement

COMPANY GUARANTOR:

CARMAX, INC.

By:/s/ Keith D. Browning
Name: Keith D. Browning
Title: Executive Vice President

SUBSIDIARY GUARANTORS:

CARMAX OF LAUREL, LLC

By:/s/ Keith D. Browning
Name: Keith D. Browning
Title: President

CARMAX AUTO MALL, LLC

By:/s/ Keith D. Browning
Name: Keith D. Browning
Title: President

CARMAX AUTO SUPERSTORES CALIFORNIA, LLC

By:/s/ Keith D. Browning
Name: Keith D. Browning
Title: Executive Vice President

CARMAX BUSINESS SERVICES, LLC

By:/s/ Keith D. Browning
Name: Keith D. Browning
Title: Executive Vice President

Signature Page to Amendment No. 1
to Credit Agreement and Joinder Agreement

CARMAX AUTO SUPERSTORES WEST COAST, INC.

By:/s/ Keith D. Browning
Name: Keith D. Browning
Title: Executive Vice President

CARMAX PROPERTIES, LLC

By:/s/ Keith D. Browning
Name: Keith D. Browning
Title: President

Signature Page to Amendment No. 1
to Credit Agreement and Joinder Agreement

CARMAX AUTO SUPERSTORES SERVICES, INC.

By:/s/ Keith D. Browning
Name: Keith D. Browning
Title: Executive Vice President

Signature Page to Amendment No. 1
to Credit Agreement and Joinder Agreement

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as
Administrative Agent

By: /s/ Kristine Thennes
Name: Kristine Thennes
Title: Vice President

Signature Page to Amendment No. 1
to Credit Agreement and Joinder Agreement

EXISTING LENDERS:

BANK OF AMERICA, N.A., as a Lender, L/C Issuer, Swing Line Lender and New Vehicle Swing Line Lender

By: /s/ M. Patricia Kay
Name:  M. Patricia Kay
Title:  Senior Vice President

Signature Page to Amendment No. 1
to Credit Agreement and Joinder Agreement

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ H. David Jones
Name: H. David Jones
Title: Vice President

Signature Page to Amendment No. 1
to Credit Agreement and Joinder Agreement

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Mark S. Supple
Name: Mark S. Supple
Title: Vice President

Signature Page to Amendment No. 1
to Credit Agreement and Joinder Agreement

SUNTRUST BANK, as a Lender

By: /s/ Mark A. Flatin
Name: Mark A. Flatin
Title: Managing Director

Signature Page to Amendment No. 1
to Credit Agreement and Joinder Agreement

TOYOTA MOTOR CREDIT CORPORATION, as a Lender

By: /s/ William Shiao
Name: William Shiao
Title: National Dealer Credit Manager

Signature Page to Amendment No. 1
to Credit Agreement and Joinder Agreement

WELLS FARGO BANK, N.A., as a Lender

By: /s/ Peter W. Clark
Name: Peter W. Clark
Title: Vice President

Signature Page to Amendment No. 1
to Credit Agreement and Joinder Agreement

SCOTIABANC, INC., as a Lender

By: /s/ William E. Zarrett
Name: William E. Zarrett
Title: Managing Director

Signature Page to Amendment No. 1
to Credit Agreement and Joinder Agreement

CREDIT SUISSE, CAYMAN ISLAND BRANCH, as a Lender

By: /s/ Cassandra Droogan
Name: Cassandra Droogan
Title: Vice President

By: /s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Associate

Signature Page to Amendment No. 1
to Credit Agreement and Joinder Agreement

ROYAL BANK OF CANADA, as a Lender

By: /s/ Scott Umbs
Name: Scott Umbs
Title: Authorized Signatory

Signature Page to Amendment No. 1
to Credit Agreement and Joinder Agreement

U.S. BANK NATIONAL ASSOCIATION, as
a Lender

By: /s/ Scott E. Mitchell
Name: Scott E. Mitchell
Title: Vice President

Signature Page to Amendment No. 1
to Credit Agreement and Joinder Agreement

FIFTH THIRD BANK, as a Lender

By: /s/ Mark Olson
Name: Mark Olson
Title: Vice President

Signature Page to Amendment No. 1
to Credit Agreement and Joinder Agreement

JOINING LENDERS:

COMERICA BANK, as a Joining Lender
By: /s/ Joseph M. Davignon
Name: Joseph M. Davignon
Title: First Vice President

Signature Page to Amendment No. 1
to Credit Agreement and Joinder Agreement

SCHEDULE 2.01

COMMITMENTS
AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$81,000,000.00	16.200000000%
JPMorgan Chase Bank, N.A.	53,000,000.00	10.600000000%
Wachovia Bank, National Association	53,000,000.00	10.600000000%
SunTrust Bank	53,000,000.00	10.600000000%
Toyota Motor Credit Corporation	50,000,000.00	10.000000000%
Wells Fargo Bank, N.A.	30,000,000.00	6.000000000%
Scotiabanc, Inc.	30,000,000.00	6.000000000%
Credit Suisse, Cayman Island Branch	30,000,000.00	6.000000000%
Royal Bank of Canada	30,000,000.00	6.000000000%
U.S. Bank National Association	30,000,000.00	6.000000000%
Fifth Third Bank	30,000,000.00	6.000000000%
Comerica Bank	30,000,000.00	6.000000000%
Total	$500,000,000.00	100.000000000%

EXHIBIT E
Schedule 2

For the Quarter/Year ended ___________________(“Statement Date”)

SCHEDULE 2
to the Compliance Certificate
($ in 000’s)

I.	Section 7.09 (b) – Consolidated Total Liabilities to Consolidated Tangible Net Worth Ratio.
	A.	Consolidated Total Liabilities at Statement Date:
		1. Consolidated current liabilities at Statement Date:	$_______
		2. Consolidated long-term liabilities at Statement Date:	$_______
		3. Consolidated contingent liabilities (without duplication of Line I.A.1 or 2) at Statement Date:	$_______
		4. Synthetic Lease Obligations (without duplication of Line I.A.1 or 2) at Statement Date:	$_______
		5. Other Off-Balance Sheet Liabilities (without duplication of Line I.A.1 or 2) at Statement Date:	$_______
		6. Consolidated Total Liabilities (Line I.A.1 + 2 + 3 + 4 + 5):	$_______
	B.	Consolidated Tangible Net Worth at Statement Date:
		1. Shareholders’ Equity at Statement Date:	$_______
		2. Intangible Assets at Statement Date:	$_______
		3. Consolidated Tangible Net Worth (Line I.B.1 – 2):	$_______
	C.	Consolidated Total Liabilities to Tangible Net Worth (Line I.A.6 ÷ Line I.B.3):	_______ to 1.00
Maximum permitted:			1.30 to 1.00

II.	Section 7.09 (c) – Consolidated Fixed Charge Coverage Ratio.
	A.	Consolidated EBITDAR for four consecutive fiscal quarters ending on above date (“Subject Period”):
		1.Consolidated Net Income for Subject Period:	$_______
		2.Consolidated Interest Charges for Subject Period:	$_______
		3.Provision for income taxes payable for Subject Period:	$_______
		4.Depreciation expenses for Subject Period:	$_______

	5. Amortization expenses for Subject Period:	$_______
	6. Share based compensation expense reducing Consolidated Net Income for Subject Period:	$_______
	7. Other non-recurring non-cash expenses reducing Consolidated Net Income for Subject Period:	$_______
	8. Income tax credits for Subject Period:	$_______
	9. Non-cash items increasing Consolidated Net Income for Subject Period:	$_______
	10.Consolidated EBITDA (Lines II.A.1 + 2 + 3 + 4 + 5 + 6 +7 – 8 – 9):	$_______
	11. Consolidated Rental Obligations for Subject Period:	$_______
	12. Consolidated EBITDAR (Lines II.A.10 + 11):	$_______

B.	Consolidated Fixed Charges for Subject Period:
	1. Consolidated Interest Charges for Subject Period (Line II.A.2 above):	$_______
	2. Consolidated Rental Obligations for Subject Period (Line II.A.11 above):	$_______
	3. Income taxes paid in cash for Subject Period:	$_______

4. Consolidated Scheduled Principal Payments for Subject Period (excluding any scheduled payments of principal that were (i) paid during the Subject Period with the proceeds of replacement Indebtedness or (ii) deferred to a later period by an appropriate written amendment, but including payments of principal that were deferred to the Subject Period):
$_______
	5. Consolidated Fixed Charges for Subject Period (Line II.B.1 + 2 + 3 + 4):	$_______
_______ to 1.00
C.	Consolidated Fixed Charge Coverage Ratio (Line II.A.12 ÷ Line II.B.5):
Minimum required:		1.25 to 1.00

EXHIBIT F

FORM OF BORROWING BASE CERTIFICATE

To:           Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of August 24, 2005 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among CarMax Auto Superstores, Inc., a Virginia corporation, as Revolving Borrower, CarMax, Inc., a Virginia corporation (the “Company”), the Designated Borrowers from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer, Swing Line Lender and New Vehicle Swing Line Lender.

The undersigned Responsible Officer of the Company hereby certifies as of the date hereof that at the close of business on [____________] (the “Calculation Date”) the Borrowing Base was $__________, computed as set forth on the schedule attached hereto.

CARMAX INC.

By: (Seal)
Its:
Date:

EXHIBIT G

FORM OF BORROWING BASE SCHEDULE

Borrowing Base
[INSERT DATE]

Location Number	Location name	New	Used	Wholesale	Total
[INSERT]	[INSERT]	[INSERT]	[INSERT]	[INSERT]	[INSERT]

Less: Vehicles – accounts payable:

Totals

NOTICE OF CONFIDENTIALITY
This report may contain confidential information.
Duplication is strictly prohibited.